UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2026

Smartbird, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40963	47-3999983
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

425 Page Mill Rd. Suite 200
Palo Alto, CA94306
(Address of principal executive offices, including zip code)

(628) 225-4848
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered

Class A common stock, $0.0001 par value	BIRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 30, 2026, Smartbird, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the five proposals set forth below. A more detailed description of each proposal is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 11, 2026.

Proposal No. 1: To approve the election of the Class II directors to hold office until the 2029 Annual Meeting of Stockholders.

Director	Votes For	Withheld
Daniel Kasun	24,767,216	35,207
Elizabeth Mora	24,766,024	36,399

Proposal No. 2: To approve an amendment to the Company’s 2021 Equity Incentive Plan (the “2021 Plan”) to increase the number of shares authorized for issuance under the plan.

Votes For	Votes Against	Abstained
18,378,187	946,000	5,478,236

 Proposal No. 3: To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), of the issuance of shares of our Class A common stock representing more than 19.99% upon the conversion of certain Convertible Notes.

Votes For	Votes Against	Abstained
24,725,914	72,874	3,635

Proposal No. 4: To ratify the selection of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes For	Votes Against	Abstained
27,601,747	92,479	305,413

Proposal No. 5: To approve of one or more adjournments of the Annual Meeting from time to time, if necessary, to solicit additional proxies in the event that there are insufficient shares present virtually or represented by proxy voting in favor of the proposals presented at the meeting.

Votes For	Votes Against	Abstained
26,605,116	1,352,622	41,901

Item 9.01	Financial Statements and Exhibits

 (d) Exhibits.

Exhibit	Description
99.1	Final Report of the Inspector of Election
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smartbird, Inc.
Dated: October 1, 2026
	By:	/s/ Nadia Carlsten
Nadia Carlsten
Chief Executive Officer